UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2013

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (304) 218-2400

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On April 26, 2013, First West Virginia Bancorp, Inc. (the “Company”) received a letter from S.R. Snodgrass, A.C. (“S.R. Snodgrass), the Company’s independent registered public accounting firm, confirming that the client-auditor relationship between the Company and S.R. Snodgrass had ceased. Attached hereto as Exhibit 16.1 is a copy of the letter dated April 26, 2013, from S.R. Snodgrass. S.R. Snodgrass resigned its position as the Company’s independent registered public accounting firm because the Company hired an accountant of S.R. Snodgrass who previously participated in the audit of the Company’s financial statements.

During the Company’s two most recent fiscal years ended December 31, 2012, and the subsequent interim period through April 26, 2013, there were no disagreements between the Company and S.R. Snodgrass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of S.R. Snodgrass, would have caused S.R. Snodgrass to make reference to the matter of the disagreement in connection with its reports. S.R. Snodgrass’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided S.R. Snodgrass with a copy of this disclosure. Attached as Exhibit 16.2 is a copy of S.R. Snodgrass’ letter, dated May 2, 2013, stating its agreement with these statements.

S.R. Snodgrass’s report on the Company’s consolidated financial statements for the two (2) most recent fiscal years ended December 31, 2012, dated March 27, 2013 and March 27, 2012, were issued on an unqualified basis in conjunction with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on March 29, 2013, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 28, 2012.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and subsequent interim periods through April 26, 2013.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are filed as part of this Form 8-K.

Exhibit No.	Description

16.1	Resignation Letter from S.R. Snodgrass, A.C.

16.2	Letter from S.R. Snodgrass, A.C. regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ S.J. Dlesk
S.J. Dlesk
President and Chief Executive Officer

Date: May 2, 2013